EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with the Annual Report on Form 10-K/A of PennantPark Investment Corporation for the annual period ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard T. Allorto, Jr., as Chief Financial Officer of the Registrant hereby certify, to the best of my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Richard Allorto
Name:	Richard T. Allorto, Jr.
Title:	Chief Financial Officer
Date:	January 23, 2026